UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2004

M/I HOMES, INC. (formerly M/I Schottenstein Homes, Inc)

(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

3 Easton Oval, Suite 500, Columbus, Ohio	43219

(Address of Principal Executive Offices)	(Zip Code)

(614) 418-8000

(Telephone Number)

Item 7. Financial Statements, ProForma Financial Information and Exhibits

c) Exhibits

99.1 Press release dated February 5, 2004

Item 12. Results of Operations and Financial Conditions

On February 5, 2004, M/I Homes, Inc. issued a press release reporting results for the three and twelve months ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished, not filed, under Item 12 in this Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2004
                                   M/I Homes, Inc.

By: /s/ Phillip G. Creek
Phillip G. Creek
Senior Vice President, Treasurer,
Chief Financial Officer, Director
(Principal Financial Officer)

Index to Exhibits

           99.1  Press release dated February 5, 2004